Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             6.2706%



        Excess Protection Level
          3 Month Average  5.76%
          March, 2000  5.80%
          February, 2000  6.10%
          January, 2000  5.37%


        Cash Yield                                  19.39%


        Investor Charge Offs                        4.70%


        Base Rate                                   8.90%


        Over 30 Day Delinquency                     4.65%


        Seller's Interest                           8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $49,480,326,758.32


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,321,526,239.83